EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the Quarterly Report on Form 10-Q (the "Form 10-Q"), for the quarter ended June 30, 2006 of Crimson Exploration Inc. (the "Issuer"). The undersigned, the President and Chief Executive Officer of the Issuer and the Senior Vice President and Chief Financial Officer of the Issuer, hereby certify that the Form 10-Q fully complies with the requirements of Section 13(a) or
Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: August 14, 2006


By: /s/ Allan D. Keel
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Name: Allan D. Keel
Title: President and Chief Executive Officer


By: /s/ E. Joseph Grady
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Name: E. Joseph Grady
Title: Senior Vice President and Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to the Issuer and will be furnished to the Securities and Exchange Commission, or its staff, upon request.